                                                                     EXHIBIT 4.1



                                     [LOGO]

                        GENENCOR INTERNATIONAL, INC. (TM)
                            Innovative by Nature(TM)

       COMMON STOCK                                      COMMON STOCK

        [NUMBER]                                           [SHARES]

INCORPORATED UNDER THE LAWS                   SEE REVERSE FOR CERTAIN CONDITIONS
  OF THE STATE OF DELAWARE


                                                               CUSIP 368709 10 1


This Certifies that





is the owner of



                              CERTIFICATE OF STOCK
             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF
Genencor International, Inc. This certificate is transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


                                     [SEAL]

/s/ STUART L. MELTON                              /s/ W. THOMAS MITCHELL

SECRETARY                                         PRESIDENT AND
                                                  CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK

TRANSFER AGENT AND REGISTRAR

By:

AUTHORIZED SIGNATURE

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                          GENENCOR INTERNATIONAL, INC.


THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED, AND A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF ANY CLASS OF PREFERRED STOCK AUTHORIZED TO BE ISSUED SO FAR AS THE SAME MAY HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY, OR TO THE TRANSFER AGENT AND REGISTRAR NAMED ON THE FACE OF THIS CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common               UNIF GIFT MIN ACT- ____________ Custodian ____________
TEN ENT -   as tenants by the entireties                             (Cust)                (Minor)
JT TEN  -   as joint tenants with right of                        under Uniform Gifts to Minors
            survivorship and not as tenants                       Act ______________________
            in common                                                        (State)


    Additional abbreviations may also be used though not in the above list.

        For value received, ___________________ hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________


________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________________________

                                        ________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.